SUPPLEMENT DATED APRIL 20, 2009
TO

PROSPECTUSES DATED OCTOBER 20, 2008
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

PROSPECTUSES DATED MAY 1, 2008
FOR MFS REGATTA EXTRA AND MFS REGATTA CHOICE

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

AND PROSPECTUS DATED MAY 1, 2006
FOR MFS REGATTA FLEX FOUR AND MFS REGATTA ACCESS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement replaces previous supplements dated March 4, 2009, and April 9, 2009.

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved, subject to shareholder approval, the merger of MFS Strategic Value Portfolio into MFS Value Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held on or about June 11, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust then, on or about June 29, 2009, all of the assets of MFS Strategic Value Portfolio will be transferred to MFS Value Portfolio and shareholders of MFS Strategic Value Portfolio will receive shares of MFS Value Portfolio in exchange for their shares.

On June 22, 2009, the MFS Strategic Value Portfolio will be closed to new Purchase Payments. However any automatic programs previously authorized by a Contract Owner, such as dollar-cost averaging, portfolio rebalancing, and asset allocation, into the MFS Strategic Value Portfolio will continue until the merger is completed.

Immediately after the merger, Purchase Payments and purchases that are part of a dollar-cost averaging program, a portfolio rebalancing program, or an asset allocation program will continue with the MFS Value Portfolio replacing the MFS Strategic Value Portfolio.

Please retain this supplement with your prospectus for future reference.

US Masters, Regatta(2) 4/09